EXHIBIT 99.1

LETTER OF TRANSMITTAL

for

PMA Capital Corporation

Offer to Exchange

7.50% Senior Secured Convertible Debentures due 2022

for all outstanding

4.25% Senior Convertible Debentures due 2022

(CUSIP No. 693 419 AA1)

Pursuant to, and subject to the terms and conditions described in,

the Exchange Offer Prospectus dated October 5, 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT

MIDNIGHT, NEW YORK CITY TIME, ON NOVEMBER 2, 2004,

UNLESS EARLIER TERMINATED OR EXTENDED.

The Exchange Agent for the Exchange Offer is:

GLOBAL BONDHOLDER SERVICES CORPORATION

By Hand:	By Courier:	By Registered or Certified Mail:	By Facsimile (Eligible Institutions Only):
Global Bondholder Services Corporation 65 Broadway – Suite 704 New York, New York 10006	Global Bondholder Services Corporation 65 Broadway - Suite 704 New York, New York 10006	Global Bondholder Services Corporation 65 Broadway - Suite 704 New York, New York 10006	(212) 430-3775

For Confirmation by Telephone: (212) 430-3774

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET

FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA

FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT

CONSTITUTE VALID DELIVERY.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

This Letter of Transmittal need not be completed if (a) the 4.25% Senior Convertible Debentures due 2022 (the “Existing Debentures”) are being tendered by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Exchange” and (b) an “agent’s message” is delivered to the Exchange Agent.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. If Existing

Debentures are registered in different names, a separate Letter of Transmittal must be submitted for each registered owner. See Instruction 2.

This Letter of Transmittal (the “Letter”) relates to the offer (the “Exchange Offer”) of PMA Capital Corporation (“PMA”) to exchange $1,000 principal amount at maturity of 7.50% Senior Secured Convertible Debentures due 2022 (the “New Debentures”) for each $1,000 principal amount at maturity of validly tendered and accepted Existing Debentures, pursuant to the exchange offer prospectus dated October 5, 2004 (as may be amended or supplemented from time to time, the “Prospectus”). All tenders of Existing Debentures pursuant to the Exchange Offer must be received by the Exchange Agent prior to midnight, New York City time, on November 2, 2004; provided that PMA reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. PMA will notify holders of the Existing Debentures of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

The Exchange Offer is subject to certain conditions precedent as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.”

This Letter is to be completed by a holder of Existing Debentures if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Exchange,” but only if an agent’s message is not delivered through DTC’s Automated Tender Offer Program (“ATOP”). Tenders by book-entry transfer may also be made through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC through ATOP. DTC will then verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will also send an agent’s message to the Exchange Agent for its acceptance. The agent’s message will state that DTC has received an express acknowledgment from the tendering holder of Existing Debentures, which acknowledgment will confirm that such holder of Existing Debentures received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter, and that PMA may enforce this Letter against such holder of Existing Debentures. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of this Letter by the DTC participant identified in the agent’s message. Accordingly, this Letter need not be completed by a holder tendering through ATOP.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE

EXCHANGE AGENT.

The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Existing Debentures to which this Letter relates. If Existing Debentures are registered in different names, a separate Letter must be submitted for each registered owner. See Instruction 2.

DESCRIPTION OF EXISTING DEBENTURES TENDERED

Name of DTC Participant and Participant’s DTC Account Number in Which Existing Debentures Are Held	Principal Amount at Maturity of Existing Debentures Tendered

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges that he or she has received the Prospectus and this Letter, which together constitute the Exchange Offer, to exchange $1,000 principal amount at maturity of New Debentures for each $1,000 principal amount at maturity of validly tendered and accepted Existing Debentures, on the terms and subject to the conditions of the Prospectus.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to PMA the principal amount of Existing Debentures indicated above pursuant to the Exchange Offer. As used herein, “Exchange Date” shall mean the third business day following November 2, 2004, or, if PMA extends the Exchange Offer, the third business day following the latest date and time to which the Exchange Offer is extended (as so extended, the “Expiration Date”).

Subject to, and effective upon, the acceptance of Existing Debentures tendered hereby, by executing and delivering this Letter (or agreeing to the terms of this Letter pursuant to an agent’s message) the undersigned: (i) irrevocably sells, assigns, and transfers to or upon the order of PMA all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of the Existing Debentures tendered thereby; (ii) waives any and all rights with respect to the Existing Debentures tendered; and (iii) releases and discharges PMA and the Trustee with respect to the Existing Debentures from any and all claims such holder may have, now or in the future, arising out of or related to the Existing Debentures. The undersigned acknowledges and agrees that the tender of Existing Debentures made hereby may not be withdrawn except in accordance with the procedures set forth in the Prospectus.

The undersigned represents and warrants that it has full power and authority to legally tender, exchange, assign and transfer the Existing Debentures tendered hereby and to acquire the New Debentures issuable upon the exchange of such tendered Existing Debentures, and that, when and if the Existing Debentures tendered hereby are accepted for exchange, PMA will acquire good and unencumbered title to the tendered Existing Debentures, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or PMA to be necessary or desirable to transfer ownership of such Existing Debentures on the account books maintained by DTC.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of PMA) with respect to such Existing Debentures with full power of substitution to: (i) transfer ownership of such Existing Debentures on the account books maintained by DTC to, or upon the order of, PMA; (ii) present such Existing Debentures for transfer of ownership on the books of PMA; (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Debentures; and (iv) deliver, in book-entry form, the New Debentures issuable upon acceptance of the Existing Debentures tendered hereby, together with any Existing Debentures not accepted in the Exchange Offer, to the DTC account designated herein by the undersigned, all in accordance with the terms and conditions of the Exchange Offer as described in the Prospectus.

All authority conferred or agreed to be conferred in this Letter shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived by PMA, in whole or in part, in the sole discretion of PMA), as more particularly set forth in the Prospectus, PMA may not be required to accept all or any of the Existing Debentures tendered hereby.

The undersigned understands that a valid tender of Existing Debentures is not made in acceptable form and risk of loss therefore does not pass until receipt by the Exchange Agent of this Letter (or an agent’s message in lieu thereof) or a facsimile hereof, duly completed, dated and signed, together with all accompanying evidences of authority and any other required documents and signature guarantees in form satisfactory to PMA (which may delegate power in whole or in part to the Exchange Agent). All questions as to validity, form and eligibility of any tender of the Existing Debentures hereunder (including time of receipt) and acceptance of tenders and withdrawals of Existing Debentures will be determined by PMA in its sole judgment (which may delegate power in whole or in part to the Exchange Agent) and such determination shall be final and binding.

The undersigned acknowledges and agrees that issuance of the New Debentures and payment of the exchange fee in exchange for validly tendered Existing Debentures that are accepted in the Exchange Offer will be made promptly after the Exchange Date.

Unless otherwise indicated in the “Special Issuance and Payment Instructions” box, the New Debentures and the exchange fee will be credited to the DTC account number specified on page 2. In the event that the “Special Issuance and Payment Instructions” box is completed, the undersigned hereby understands and acknowledges that any Existing Debentures tendered but not accepted in the Exchange Offer will be issued in the name(s), and delivered by book-entry transfer to the DTC account number(s), indicated in such box. However, the undersigned understands and acknowledges that PMA has no obligation pursuant to the “Special Issuance and Payment Instructions” box to transfer any Existing Debentures from the name(s) of the registered holders thereof to the person indicated in such box, if PMA does not accept any Existing Debentures so tendered. The undersigned acknowledges and agrees that PMA and the Exchange Agent may, in appropriate circumstances, defer effecting transfer of Existing Debentures, and may retain such Existing Debentures, until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is received by the Exchange Agent.

Your bank or broker can assist you in completing this form. The instructions included with this Letter must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter may be directed to the Information Agent, whose address and telephone number appear on the final page of this Letter. See Instruction 7 below.

METHOD OF DELIVERY

☐	CHECK HERE IF TENDERED EXISTING DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

Signature(s) of Holder(s) of Existing Debentures

Must be signed by registered holder(s) of Existing Debentures exactly as such participant’s name appears on a security position listing as the owner of Existing Debentures, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Letter. If signing is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instructions 2 and 3.

Date

Name(s)

Capacity

Address (Include Zip Code)

DTC Account to which New Securities should be delivered

Tax Identification or Social Security Number (See Instruction 9)

Telephone Number (Include Area Code)

SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

(See Instructions 2 and 6)

To be completed ONLY if New Debentures are to be issued, and Existing Debentures tendered but not accepted in the Exchange Offer are to be issued, in the name of someone other than the undersigned registered owner and to a DTC account number other than the account number specified on page 2 above.

Record ownership of New Debentures in book-entry form and issue Existing Debentures tendered but not accepted in the Exchange Offer, in the name and to the DTC account number set forth below.

Name

DTC Account Number

Address (Including Zip Code)

(Tax Identification or Social Security Number)

(See Instruction 8)

MEDALLION SIGNATURE GUARANTEE

(SEE INSTRUCTIONS 2 AND 3 BELOW)

(CERTAIN SIGNATURES MUST BE GUARANTEED

BY AN ELIGIBLE INSTITUTION)

Name of Eligible Institution Guaranteeing Signatures

Address (Including Zip Code)

Telephone Number (Including Area Code)

Authorized Signature

Printed Name

Title

Date

INSTRUCTIONS

1. Delivery of Letter of Transmittal. To tender Existing Debentures in the Exchange Offer, book-entry transfer of the Existing Debentures into the Exchange Agent’s account with DTC, as well as a properly completed and duly executed copy or manually signed facsimile of this Letter, or an agent’s message in lieu of this Letter, and any other documents required by this Letter, must be received by the Exchange Agent, at its address set forth herein, prior to midnight, New York City time on the Expiration Date. Tenders of Existing Debentures in the Exchange Offer may be made prior to the Expiration Date in the manner described in the preceding sentence and otherwise in compliance with this Letter.

THE METHOD OF DELIVERY OF THIS LETTER, AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OF AN AGENT’S MESSAGE TRANSMITTED THROUGH DTC’S AUTOMATED TENDER OFFER PROGRAM, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF EXISTING DEBENTURES. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF EXISTING DEBENTURES WILL BE ACCEPTED. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. THIS LETTER AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, NOT TO PMA OR DTC.

Existing Debentures tendered pursuant to the Exchange Offer may be withdrawn at any time prior to midnight, New York City time on the Expiration Date, unless the Exchange Offer is extended, in which case tenders of Existing Debentures may be withdrawn under the conditions described in the extension. In order to be valid, notice of withdrawal of tendered Existing Debentures must comply with the requirements set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

2. Signatures on Letter of Transmittal, Powers and Endorsements. This Letter must be signed by or on behalf of the registered holder(s) of the Existing Debentures tendered hereby. The signature(s) on this Letter must be exactly the same as the name(s) that appear(s) on the security position listing of DTC in which such holder of Existing Debentures is a participant, without alteration or enlargement or any change whatsoever. IN ALL OTHER CASES, ALL SIGNATURES ON LETTERS OF TRANSMITTAL MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR.

If any of the Existing Debentures tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter.

If this Letter or any Existing Debentures or powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by PMA, proper evidence satisfactory to PMA of its authority so to act must be submitted with this Letter.

3. Guarantee of Signatures. Except as otherwise provided below, all signatures on a letter of transmittal or a notice of withdrawal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program. Signatures on this Letter need not be guaranteed if:

•	this Letter is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Existing Debentures and the holder(s) has not completed the portion entitled “Special Issuance and Payment Instructions” on the letter of transmittal; or

•	the Existing Debentures are tendered for the account of an Eligible Guarantor Institution (defined below).

If this Letter is not signed by the holder, the holder must transmit a separate, properly completed power with this Letter (in either case, executed exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or power guaranteed by a Medallion Signature Guarantor, unless such powers are executed by an Eligible Guarantor Institution (defined below).

An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), means:

(i)	Banks (as defined in Section 3(a) of the Federal Deposit Insurance Act);

(ii)	Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Exchange Act;

(iii)	Credit unions (as that term is defined in Section 19b(1)(A) of the Federal Reserve Act);

(iv)	National securities exchanges, registered securities associations, and clearing agencies, as those terms are used under the Exchange Act; and

(v)	Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

For a correction of name or a change in name which does not involve a change in ownership, you may proceed as follows: for a change in name by marriage, etc., this Letter should be signed, e.g., “Mary Doe, now by marriage, Mary Jones.” For a correction in name, this Letter should be signed, e.g., “James E. Brown, incorrectly inscribed as J. E. Brown.” In any such case, the signature on this Letter must be guaranteed as provided above, and the holder must complete the Special Issuance and Payment Instructions above.

You should consult your own tax advisor as to possible tax consequences resulting from the issuance of New Debentures, as described above, in a name other than that of the registered holder(s) of the surrendered Existing Debentures.

4. Transfer Taxes. PMA will pay all transfer taxes, if any, applicable to the transfer and exchange of Existing Debentures to PMA in the Exchange Offer. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holder or any other persons, will be payable by the tendering holder. Other reasons transfer taxes could be imposed include:

•	if New Debentures in book-entry form are to be registered in the name of any person other than the person signing this Letter; or

•	if tendered Existing Debentures are registered in the name of any person other than the person signing this Letter.

If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with the Letter, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Existing Debentures tendered by such holder.

5. Validity of Surrender; Irregularities. All questions as to validity, form and eligibility of any surrender of the Existing Debentures hereunder will be determined by PMA, in its sole judgment (which may delegate power in whole or in part to the Exchange Agent), and such determination shall be final and binding. PMA reserves the right to waive any irregularities or defects in the surrender of any Existing Debentures and its interpretations of the terms and conditions of this Letter (including these instructions) with respect to such irregularities or defects shall be final and binding. A surrender will not be deemed to have been made until all irregularities have been cured or waived.

6. Special Issuance and Payment Instructions and Special Delivery Instructions. Indicate the name in which ownership of the New Debentures on the DTC security listing position is to be recorded if different from the name of the person(s) signing this Letter. A Social Security Number will be required.

7. Additional Copies. Additional copies of this Letter may be obtained from the Information Agent at the address listed below.

8. Substitute Form W-9. You are required, unless an exemption applies, to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”), generally the holder’s social security number or employer identification number, and with certain other information, on Substitute Form W-9, which is provided below and to certify under penalties of perjury, that such TIN is correct and that you are not subject to backup withholding by checking the box in Part 2 of the form. Failure to provide the information on the form may subject the holder (or other payee) to a penalty of $50 imposed by the Internal Revenue Service (“IRS”) and a federal income tax backup withholding on the payment of the amounts due. The box in Part 3 of the form may be checked if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on payment of the amounts due until a TIN is provided to the Exchange Agent.

IF FURTHER INSTRUCTIONS ARE DESIRED,

CONTACT THE INFORMATION AGENT

Global Bondholder Services Corporation

65 Broadway – Suite 704

New York, New York 10006

Attention: Corporate Actions

Banks and Brokers Call (Collect): (866) 873-7700

All Others Call (Toll Free): (212) 430-3774

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a holder whose Existing Debentures are accepted for exchange is required by law to provide the Exchange Agent with such holder’s correct TIN on Substitute Form W-9 (provided below) and to certify that the TIN provided is correct (or that such holder is awaiting a TIN). If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, payments that are made to such holder pursuant to this Letter may be subject to backup withholding.

Certain holders (including, among others, all corporations and certain foreign individuals and entities) may be exempted from these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status (Form W-8BEN). Such statements can be obtained from the Exchange Agent. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Exchange Agent may be required to backup withhold on any such payments made to the holder. Backup withholding (currently at a rate of 28%) is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

What Number to Give the Paying Agent

The holder is required to give the Exchange Agent the TIN, generally the social security number or employer identification number, of the record owner of the tendered Existing Debentures. If the Existing Debentures are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will backup withhold on all cash payments until a TIN is provided to the Exchange Agent.

SUBSTITUTE FORM W-9

Department of the Treasury

Internal Revenue Service

(See Instruction 4)

PAYOR’S NAME: U.S. BANK NATIONAL ASSOCIATION

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. For individuals, this is your Social Security Number (SSN). For sole proprietors, see the Instructions in the enclosed Guidelines. For other entities, it is your Employer Identification Number (EIN). If you do not have a number, see how to get a TIN in the enclosed Guidelines.	TIN: Social security number or Employer Identification Number

Part 2 – TIN applied for:

Part 3 – CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

SIGNATURE: DATE: , 2002

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding. The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE

SUBSTITUTE FORM W-9.

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30 percent of all reportable cash payments made to me thereafter will be withheld until I provide a number and such retained amounts will be remitted to the Internal Revenue Service as backup withholding.

Signature:	Date:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining What Name and Number to Give the Payer.

Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this Type of Account:			Give the name and Social Security Number of:	For this Type of Account:		Give the name and Employer Identification Number of:
1.	Individual		The individual	6.	Sole proprietorship	The owner (3)

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account (1)	7.	A valid trust, estate or pension trust	The legal entity (4)

3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor (2)	8.	Corporate	The corporation

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	9.	Association, club, religious, charitable educational or other tax-exempt organization	The organization

	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner (1)	10.	Partnership	The partnership

5.	Sole proprietorship		The owner (3)	11.	A broker or registered nominee	The broker or nominee

				12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Show the name of the owner. Either the social security number or the employer identification number may be furnished.

(4)	List first and circle the name of the legal trust, estate or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W–9

Obtaining a Taxpayer Identification Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number in Box 2, sign and date the Substitute Form W-9, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees and Payments Exempt from Backup Withholding

Set forth below is a list of payees that are exempt from backup withholding with respect to all or certain types of payments. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, all payees listed in items (1) through (13) and any person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt. For barter exchange transactions and patronage dividends, the payees listed in items (1) through (5) are exempt. For payments subject to reporting under Sections 6041 and 6041A, the payees listed in items (1) through (7) are generally exempt.

(1) An organization exempt from tax under Section 501(a), any IRA or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

(2) The United States or any of its agencies or instrumentalities.

(3) A state, the District of Columbia, a possession of the United States or any of their subdivisions or instrumentalities.

(4) A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5) An international organization or any of its agencies or instrumentalities.

(6) A corporation.

(7) A foreign central bank of issue.

(8) A dealer in securities or commodities registered in the United States, the District of Columbia or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under Section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or custodian.

(15) A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

To avoid possible erroneous backup withholding, exempt payees described above should furnish their taxpayer identification number, check the Exempt Payee Box, and return the Substitute Form W-9 to the payer.

Certain payments other than dividends, patronage dividends and interest that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations promulgated thereunder.

Privacy Act Notice

Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable dividend, interest and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties.

FOR ADDITIONAL INFORMATION CONSULT YOUR TAX ADVISER OR THE INTERNAL REVENUE SERVICE